Supplement dated August 25, 2006

to the Prospectus and Statement of Additional Information

of Legg Mason Partners Dividend and Income Fund
Legg Mason Partners Health Sciences Fund
Legg Mason Partners International Fund
Salomon Brothers Mid Cap Fund

The following supplements the Prospectus and Statement of Additional Information of each fund listed above:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Acquiring Fund”) listed opposite the fund in the chart below in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Acquired Fund	Acquiring Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund	Legg Mason Partners Capital and Income Fund

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur on or about December 1, 2006. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for Legg Mason Partners Health Sciences Fund, which has been closed to new purchases and exchange purchases).

The section of the prospectus supplement dated July 12, 2006 relating to the proposed reorganization is hereby superseded.

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